THE WORLD FUNDS, INC.

                              GenomicsFund series

                        Supplement dated June 13, 2003
                                    to the
         Prospectus dated January 2, 2003, as revised January 15, 2003





1. A deferred sales charge of 2.00% will be imposed on shares of GenomicsFund that are purchased after June 13, 2003, if the shares are redeemed within 360 days of purchase.